                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                -----------------

                                    FORM 8-K
                                ----------------



                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 12, 1998


                        CORPORATE OFFICE PROPERTIES TRUST
             (Exact name of registrant as specified in its charter)


          Maryland                    0-20047               23-247217
      -------------                 ----------             -----------
(State or other jurisdiction of  (Commission File  (IRS Employer Identification
     incorporation)                   Number)                 Number)



                          One Logan Square, Suite 1105
                             Philadelphia, PA 19103
               (Address of principal executive offices) (Zip Code)


                                (215) 567 - 1800
              (Registrant's telephone number, including area code)




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Item 5. Other Events

    Corporate Office Properties Trust ("the Company") today announced its results for the quarter ended June 30, 1998.

    A copy of the press release issued by the Company on August 12, 1998 relating to the foregoing attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits


     Exhibit Number                          Description
     --------------                          -----------
        99.2                              Press release dated August 12, 1998




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                                   SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 12, 1998


                                 CORPORATE OFFICE PROPERTIES TRUST


                                 By:    /s/ Clay W. Hamlin, III
                                        ----------------------------
                                 Name:  Clay W. Hamlin, III
                                 Title: President and
                                        Chief Executive Officer


                                 By:    /s/ Thomas D. Cassel
                                        ----------------------------
                                 Name:  Thomas D. Cassel
                                 Title: Vice President Finance


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